UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-09191

Name of Fund:  BlackRock MuniHoldings Insured Fund II, Inc.

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  Donald C. Burke, Chief Executive
       Officer, BlackRock MuniHoldings Insured Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 882-0052, Option 4

Date of fiscal year end: 09/30/2007

Date of reporting period: 10/01/2006 - 09/30/2007

Item 1 -   Report to Stockholders


EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


BlackRock MuniHoldings
Insured Fund II, Inc. (MUE)


ANNUAL REPORT    SEPTEMBER 30, 2007


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



BlackRock MuniHoldings Insured Fund II, Inc. seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of BlackRock MuniHoldings Insured Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock MuniHoldings Insured Fund II, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!



BlackRock MuniHoldings Insured Fund II, Inc.


Table of Contents                                              Page


A Letter to Shareholders                                          3
Annual Report:
Fund Summary                                                      4
The Benefits and Risks of Leveraging                              5
Swap Agreements                                                   5
Financial Statements:
   Schedule of Investments                                        6
   Statement of Net Assets                                       10
   Statement of Operations                                       10
   Statements of Changes in Net Assets                           11
Financial Highlights                                             12
Notes to Financial Statements                                    13
Report of Independent Registered Public Accounting Firm          17
Automatic Dividend Reinvestment Plan                             18
Dividend Policy                                                  18
Officers and Directors                                           19
Proxy Results                                                    21
Fund Certification                                               21
Important Tax Information                                        21
BlackRock Privacy Principles                                     22
Availability of Quarterly Schedule of Investments                23
Electronic Delivery                                              23



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007



A Letter to Shareholders


Dear Shareholder

The September reporting period took financial markets on a wild ride. While subprime mortgage woes dominated headlines for much of 2007, troubles intensified in the final months of the period, spawning a widespread "credit crunch" that crept into other areas of the market. The U.S. Federal Reserve Board (the "Fed") and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the discount rate, the rate banks pay to borrow money directly from the Fed, from 6.25% to 5.25% in two moves in August and September. The central bankers also cut the more widely followed federal funds target rate, which had remained unchanged at 5.25% for over a year, to 4.75% in September. After a tumultuous summer, the dust began to settle toward period-end amid speculation that the worst of the credit crunch had passed.

Although heightened volatility and a weakening U.S. economy have been recurring themes throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. However, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy and troubled housing market.

In fixed income markets, mixed economic signals and the credit market debacle resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.59% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets posted generally positive results for the six-month period, and relatively stronger returns for the full year ended September 30, 2007:



Total Returns as of September 30, 2007                                              6-month      12-month
U.S. equities (S&P 500 Index)                                                         +8.44%      +16.44%
Small cap U.S. equities (Russell 2000 Index)                                          +1.19       +12.34
International equities (MSCI Europe, Australasia, Far East Index)                     +8.72       +24.86
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                              +2.31       + 5.14
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                        +1.15       + 3.10
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)      +0.56       + 7.62

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.


As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view "What's Ahead in 2007:
Third Quarter Update" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


/s/ Robert C. Doll
------------------
Robert C. Doll, Jr.
Vice Chairman, BlackRock, Inc.


THIS PAGE NOT PART OF YOUR FUND REPORT



Fund Summary as of September 30, 2007


Fund Information


Symbol on New York Stock Exchange                                   MUE
Initial Offering Date                                         February 26, 1999
Yield on Closing Market Price as of September 30, 2007 ($12.39)*   4.84%
Tax Equivalent Yield                                               7.45%**
Current Monthly Distribution per share of Common Stock***           $.05
Current Annualized Distribution per share of Common Stock***        $.60
Leverage as of September 30, 2007****                                40%

    * Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.

   ** Tax equivalent yield assumes the maximum federal tax rate of 35%.

  *** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

 **** As a percentage of managed assets, which is the total assets of the Fund
      (including any assets attributable to Auction Market Preferred Stock that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).


The table below summarizes the changes in the Fund's market price and net asset value per share:

                    9/30/07     9/30/06      Change       High         Low

Market Price         $12.39      $12.96     (4.40%)      $13.29       $11.82
Net Asset Value      $13.72      $14.15     (3.04%)      $14.33       $13.26


The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:


Portfolio Composition

Sector                                9/30/07        9/30/06

City, County & State                    22%            24%
Transportation                          13             17
Tax Revenue                             12             13
Hospital                                10              5
Education                                9             12
Housing                                  9              5
Power                                    8              2
Industrial & Pollution Control           7              7
Lease Revenue                            7              7
Water & Sewer                            3              5
Tobacco                                  0              3



Credit Quality Allocations*

Credit Rating                         9/30/07        9/30/06

AAA/Aaa                                92%            92%
AA/Aa                                   2              4
A/A                                     3              1
BBB/Baa                                 3              3
Other**                                --***          --***

  *  Using the higher of S&P's or Moody's ratings.

 **  Includes portfolio holdings in variable rate demand notes.

***  Amount is less than 1%



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007



The Benefits and Risks of Leveraging


BlackRock MuniHoldings Insured Fund II, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of September 30, 2007, the Fund's leverage amount, due to Auction Market Preferred Stock, was 40% of total net assets, before the deduction of Preferred Stock.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. (See Note 1(c) to Financial Statements for details of municipal bonds held in trust.)


Swap Agreements


The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007



Schedule of Investments as of September 30, 2007                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Alabama--4.4%

$   4,280    Alabama, HFA, S/F Mortgage Revenue Refunding
               Bonds, AMT, Series D, 5.125% due 10/01/2033 (e)(p)    $    4,289
    3,580    Jefferson County, Alabama, Limited Obligation School
               Warrants, Series A, 5.50% due 1/01/2022                    3,819
    5,000    Mobile, Alabama, GO, Refunding, 5.25%
               due 8/15/2020 (a)                                          5,327

Alaska--1.3%

             Anchorage, Alaska, Water Revenue Refunding Bonds (a):
      370       6% due 9/01/2009 (j)                                        391
    1,630       6% due 9/01/2024                                          1,712
    1,700    Matanuska-Susitna Boro, Alaska, GO, Series A, 6%
               due 3/01/2010 (i)(j)                                       1,796

California--26.4%

   10,710    California Pollution Control Financing Authority, PCR,
               Refunding (Pacific Gas & Electric), AMT, Series A,
               5.35% due 12/01/2016 (i)                                  11,282
    2,100    California State, GO, 5.50% due 4/01/2014 (j)                2,335
    2,935    California State, Various Purpose, GO, 5.25%
               due 12/01/2022 (f)                                         3,120
    9,350    California State, Veterans, GO, Refunding, AMT,
               Series BZ, 5.35% due 12/01/2021 (i)                        9,393
    2,405    Dixon, California, Unified School District, GO
               (Election of 2002), 5.20% due 8/01/2044 (f)                2,474
    8,460    East Side Union High School District, California, Santa
               Clara County, GO (Election of 2002), Series D, 5%
               due 8/01/2029 (n)                                          8,799
    4,240    Modesto, California, Schools Infrastructure Financing
               Agency, Special Tax Bonds, 5.50% due 9/01/2036 (a)         4,492
    5,000    Port of Oakland, California, Revenue Refunding Bonds,
               AMT, Series L, 5.375% due 11/01/2027 (c)                   5,203
    2,985    Roseville, California, Joint Union High School District,
               GO (Election of 2004), Series A, 5% due 8/01/2029 (c)      3,091
      150    Sacramento, California, City Financing Authority, Capital
               Improvement Revenue Bonds, 5% due 12/01/2027 (a)             156
    1,480    San Diego, California, Community College District, GO
               (Election of 2002), 5% due 5/01/2030 (f)                   1,537
    1,250    San Francisco, California, City and County Airport
               Commission, International Airport, Special Facilities
               Lease Revenue Bonds (SFO Fuel Company LLC), AMT,
               Series A, 6.10% due 1/01/2020 (f)                          1,281
    3,800    San Jose, California, GO (Libraries, Parks and Public
               Safety Projects), 5% due 9/01/2030 (i)                     3,924
    5,190    Sequoia, California, Unified High School District, GO,
               Refunding, Series B, 5.50% due 7/01/2035 (f)               5,636
             Stockton, California, Public Financing Revenue Bonds
               (Redevelopment Projects), Series A (k):
    4,485       5.25% due 9/01/2031                                       4,517
    2,930       5.25% due 9/01/2034                                       2,942



     Face
   Amount    Municipal Bonds                                           Value

California (concluded)

             Tustin, California, Unified School District, Senior Lien
               Special Tax Bonds (Community Facilities District
               Number 97-1), Series A (f):
$   2,915       5% due 9/01/2032                                     $    2,978
    4,620       5% due 9/01/2038                                          4,711
    3,000    University of California Revenue Bonds (Multiple
               Purpose Projects), Series Q, 5% due 9/01/2022 (f)          3,128

Colorado--3.6%

    6,285    Aurora, Colorado, COP, 5.75% due 12/01/2010 (a)(j)           6,696
      240    Colorado HFA, Revenue Refunding Bonds (S/F Program),
               AMT, Senior Series A-2, 7.50% due 4/01/2031                  248
    4,000    Colorado Health Facilities Authority, Hospital Revenue
               Refunding Bonds (Poudre Valley Health Care), Series A,
               5.75% due 12/01/2009 (f)(j)                                4,222

Connecticut--0.5%

    1,520    Connecticut State, GO, Refunding, Series D, 5%
               due 12/01/2024 (i)                                         1,594

District of Columbia--2.7%

    2,500    District of Columbia, Deed Tax Revenue Bonds (Housing
               Production Trust Fund--New Communities Project),
               Series A, 5% due 6/01/2032 (i)                             2,577
    5,530    Metropolitan Washington Airports Authority, D.C.,
               Airport System Revenue Refunding Bonds, AMT,
               Series A, 5% due 10/01/2035 (f)                            5,586

Florida--19.6%

    2,310    Broward County, Florida, HFA, S/F Mortgage Revenue
               Refunding Bonds, AMT, Series E, 5.90%
               due 10/01/2039 (e)(p)                                      2,457
    3,385    Hillsborough County, Florida, HFA, S/F Mortgage Revenue
               Bonds, AMT, Series 1, 5.375% due 10/01/2049 (e)(p)         3,598
    7,740    Jacksonville, Florida, Health Facilities Authority,
               Hospital Revenue Bonds (Baptist Medical Center Project),
               5% due 8/15/2037 (f)                                       7,879
    4,500    Lee County, Florida, HFA, S/F Mortgage Revenue Bonds
               (Multi-County Program), AMT, Series A-2, 6%
               due 9/01/2040 (e)(p)                                       4,902
             Lee Memorial Health System, Florida, Hospital Revenue
               Bonds, Series A:
    1,760       5% due 4/01/2032                                          1,763
    5,000       5% due 4/01/2032 (a)                                      5,106
    7,700    Miami-Dade County, Florida, Aviation Revenue Refunding
               Bonds (Miami International Airport), AMT, Series A, 5%
               due 10/01/2040 (n)                                         7,704
    3,670    Miami-Dade County, Florida, Subordinate Special
               Obligation Revenue Bonds, Series A, 5.24%
               due 10/01/2037 (i)(g)                                        780
    2,100    Okaloosa County, Florida, Water and Sewer Revenue
               Refunding Bonds, 5% due 7/01/2036 (f)                      2,152
    2,425    Orange County, Florida, School Board, COP, Series A,
               5% due 8/01/2032 (c)                                       2,483
    6,300    Pasco County, Florida, Half-Cent Sales Tax Revenue
               Bonds, 5.125% due 12/01/2028 (a)                           6,510



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
VRDN     Variable Rate Demand Notes



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007



Schedule of Investments (continued)                              (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Florida (concluded)

$   6,500    Saint Petersburg, Florida, Public Utilities Revenue
               Refunding Bonds, 5% due 10/01/2035 (i)                $    6,656
    3,725    South Florida Water Management District, COP, 5%
               due 10/01/2036 (a)                                         3,798
    4,200    University of North Florida Financing Corporation,
               Capital Improvement Revenue Bonds (Housing Project),
               5% due 11/01/2037 (c)                                      4,297

Georgia--2.2%

    6,290    Augusta, Georgia, Water and Sewer Revenue Bonds,
               5.25% due 10/01/2034 (f)                                   6,618

Idaho--0.1%

      440    Idaho Housing and Finance Association, S/F Mortgage
               Revenue Bonds, AMT, Series E, 6% due 1/01/2032               448

Illinois--7.2%

             Chicago, Illinois, GO (c)(j):
    2,185       (Neighborhoods Alive 21 Program), Series A, 6%
                due 7/01/2010                                             2,345
   18,130       Series A, 6% due 7/01/2010                               19,455
      125    Lake, Cook, Kane and McHenry Counties, Illinois,
               Community Unit School District Number 220, GO,
               6% due 12/01/2020 (c)                                        133

Indiana--5.8%

    8,000    Indiana Municipal Power Agency, Power Supply System
               Revenue Bonds, Series A, 5% due 1/01/2042 (i)              8,190
    9,280    Shelbyville, Indiana, Elementary School Building
               Corporation Revenue Bonds, First Mortgage, 5.75%
               due 1/15/2009 (f)(j)                                       9,634

Kansas--2.1%

    3,510    Kansas State Development Finance Authority, Health
               Facilities Revenue Bonds (Sisters of Charity
               Leavenworth), Series J, 6.125% due 12/01/2020              3,717
    2,805    Sedgwick and Shawnee Counties, Kansas, S/F Mortgage
               Revenue Bonds, AMT, Series A-2, 6.20%
               due 12/01/2033 (e)                                         2,823

Louisiana--3.7%

   11,125    Louisiana State, Gas and Fuels Tax Revenue Bonds,
               Series A, 5% due 5/01/2041 (c)                            11,398

Massachusetts--6.7%

    5,535    Massachusetts Bay Transportation Authority, Sales Tax
               Revenue Refunding Bonds, Senior Series A, 5%
               due 7/01/2035                                              5,586
    1,000    Massachusetts State Development Finance Agency,
               Education Revenue Bonds (Belmont Hill School),
               4.50% due 9/01/2036                                          935
    8,750    Massachusetts State Health and Educational Facilities
               Authority Revenue Bonds (Lahey Clinic Medical
               Center), Series D, 5.25% due 8/15/2037                     8,891
    5,000    Massachusetts State School Building Authority,
               Dedicated Sales Tax Revenue Bonds, Series A, 5%
               due 8/15/2030 (f)                                          5,184

Michigan--0.3%

    1,000    Michigan State Hospital Finance Authority, Revenue
               Refunding Bonds (Mercy-Mount Clemens), Series A,
               6% due 5/15/2009 (i)(j)                                    1,048



     Face
   Amount    Municipal Bonds                                           Value

Minnesota--4.4%

             Prior Lake, Minnesota, Independent School District
               Number 719, GO (f):
$   2,555       5.50% due 2/01/2016                                  $    2,659
    1,830       5.50% due 2/01/2017                                       1,905
    3,570       5.50% due 2/01/2018                                       3,716
    2,840       5.50% due 2/01/2019                                       2,956
    2,185    Sauk Rapids, Minnesota, Independent School District
               Number 47, GO, Series A, 5.625% due 2/01/2018 (i)          2,319

Missouri--1.2%

    1,245    Missouri State Housing Development Commission,
               S/F Mortgage Revenue Bonds (Homeownership
               Loan Program), AMT, Series D-1, 5.05%
               due 9/01/2033 (e)(p)                                       1,236
    2,455    Missouri State Housing Development Commission,
               S/F Mortgage Revenue Refunding Bonds
               (Homeownership Loan Program), AMT, Series D-1,
               5.10% due 9/01/2038 (e)(p)                                 2,436

Nevada--0.0%

      105    Nevada Housing Division, S/F Mortgage Revenue
               Bonds, AMT, Series A-2, 6.30% due 4/01/2022 (i)              106

New Jersey--10.9%

             New Jersey EDA, Cigarette Tax Revenue Bonds:
    2,980       5.625% due 6/15/2018                                      3,017
    8,590       5.75% due 6/15/2029                                       8,988
    6,200       5.75% due 6/15/2034 (b)                                   6,730
   11,000    New Jersey EDA, Motor Vehicle Surcharge Revenue
               Bonds, Series A, 5.25% due 7/01/2033 (i)                  11,554
    3,000    New Jersey State Turnpike Authority, Turnpike Revenue
               Bonds, Series C, 5% due 1/01/2030 (f)                      3,111

New Mexico--3.6%

    5,000    Farmington, New Mexico, PCR, Refunding (Public
               Service Company of New Mexico--San Juan Project),
               Series C, 5.70% due 12/01/2016 (a)                         5,108
    5,480    New Mexico Finance Authority, Senior Lien State
               Transportation Revenue Bonds, Series A, 5.125%
               due 6/15/2018 (i)                                          5,876

New York--8.8%

   14,000    Nassau Health Care Corporation, New York, Health
               System Revenue Bonds, 5.75% due 8/01/2009 (f)(j)          14,837
    3,200    New York State Dormitory Authority, Non-State Supported
               Debt Revenue Bonds (New York University), Series A,
               5% due 7/01/2032 (a)                                       3,330
    5,755    New York State Dormitory Authority Revenue Bonds
               (School Districts Financing Program), Series D, 5.25%
               due 10/01/2023 (i)                                         6,108
    2,000    Tobacco Settlement Financing Corporation of New York
               Revenue Bonds, Series A-1, 5.25% due 6/01/2021 (a)         2,124
      500    Triborough Bridge and Tunnel Authority, New York,
               General Purpose Revenue Refunding Bonds, VRDN,
               Series C, 3.77% due 1/01/2032 (a)(l)                         500

North Carolina--0.4%

    1,305    North Carolina HFA, Home Ownership Revenue Bonds,
               AMT, Series 14-A, 5.35% due 1/01/2022 (a)                  1,323

Ohio--1.0%

    1,745    Aurora, Ohio, City School District, COP, 6.10%
               due 12/01/2009 (i)(j)                                      1,856
    1,000    Kent State University, Ohio, University Revenue Bonds,
               6% due 5/01/2024 (a)                                       1,063



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007



Schedule of Investments (continued)                              (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Oklahoma--0.8%

$   2,385    Claremore, Oklahoma, Public Works Authority, Capital
               Improvement Revenue Refunding Bonds, Series A,
               5.25% due 6/01/2027 (f)                               $    2,530

Pennsylvania--6.1%

    6,435    Pennsylvania State Higher Educational Facilities
               Authority, State System of Higher Education Revenue
               Bonds, Series O, 5.125% due 6/15/2024 (a)                  6,442
             Pittsburgh, Pennsylvania, GO, Series C (f):
    4,290       5.25% due 9/01/2017                                       4,712
    6,415       5.25% due 9/01/2018                                       7,008
      595    Washington County, Pennsylvania, Capital Funding
               Authority Revenue Bonds (Capital Projects and
               Equipment Program), 6.15% due 12/01/2029 (a)                 598

Rhode Island--3.5%

    5,555    Providence, Rhode Island, Redevelopment Agency
               Revenue Refunding Bonds (Public Safety and Municipal
               Buildings), Series A, 5.75% due 4/01/2010 (a)(j)           5,898
    4,685    Rhode Island State Health and Educational Building
               Corporation Revenue Bonds (Rhode Island School of
               Design), Series D, 5.50% due 8/15/2031 (n)                 4,985

South Carolina--5.6%

    1,755    South Carolina Housing Finance and Development
               Authority, Mortgage Revenue Refunding Bonds, AMT,
               Series A-2, 6.35% due 7/01/2019 (f)                        1,811
   15,000    South Carolina State Public Service Authority, Revenue
               Refunding Bonds, Series A, 5% due 1/01/2042 (a)           15,436

Tennessee--1.6%

    3,500    Metropolitan Government of Nashville and Davidson
               County, Tennessee, Health and Education Facilities Board
               Revenue Refunding Bonds (Ascension Health Credit),
               Series A, 5.875% due 11/15/2009 (a)(j)                     3,698
    1,080    Tennessee HDA, Revenue Bonds (Homeownership
               Program), AMT, Series 2C, 6% due 7/01/2011                 1,109

Texas--5.1%

    1,750    Austin, Texas, Convention Center Revenue Bonds
               (Convention Enterprises Inc.), Trust Certificates,
               Second Tier, Series B, 6% due 1/01/2011 (j)                1,880
             Dallas-Fort Worth, Texas, International Airport Revenue
             Refunding and Improvement Bonds, AMT, Series A (c):
    1,835       5.875% due 11/01/2017                                     1,942
    2,150       5.875% due 11/01/2018                                     2,275
    2,390       5.875% due 11/01/2019                                     2,529
             El Paso, Texas, Water and Sewer Revenue Refunding
             and Improvement Bonds, Series A (f):
      115       6% due 3/01/2015                                            126
      170       6% due 3/01/2016                                            186
      180       6% due 3/01/2017                                            196
    4,435    Houston, Texas, Community College System, Participation
               Interests, COP (Alief Center Project), 5.75%
               due 8/15/2022 (i)                                          4,586
    1,850    Midland, Texas, Certificates of Obligation, GO, 6.10%
               due 3/01/2010 (c)(j)                                       1,959



     Face
   Amount    Municipal Bonds                                           Value

Utah--0.2%

$     610    Weber County, Utah, Municipal Building Authority,
               Lease Revenue Refunding Bonds, 5.75%
               due 12/15/2007 (i)(j)                                  $     619

Washington--7.0%

    6,885    Bellevue, Washington, GO, Refunding, 5.50%
               due 12/01/2039 (i)                                         7,445
    3,840    Chelan County, Washington, Public Utility District
               Number 001, Consolidated Revenue Bonds
               (Chelan Hydro System), AMT, Series A, 5.45%
               due 7/01/2037 (a)                                          3,950
             Lewis County, Washington, GO, Refunding (a):
    1,805       5.75% due 12/01/2009 (j)                                  1,890
    1,640       5.75% due 12/01/2024                                      1,707
    2,500    Seattle, Washington, Municipal Light and Power
               Revenue Bonds, 6% due 10/01/2009 (i)(j)                    2,645
    3,500    Seattle, Washington, Water System Revenue Bonds,
               Series B, 6% due 7/01/2009 (c)(j)                          3,682

West Virginia--2.1%

    6,210    West Virginia State Housing Development Fund,
               Housing Finance Revenue Refunding Bonds, Series D,
               5.20% due 11/01/2021 (i)                                   6,354

Wisconsin--1.4%

    2,965    Wisconsin State, GO, Refunding, AMT, Series C, 5%
               due 5/01/2037 (i)                                          2,967
    1,250    Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Blood Center of Southeastern
               Wisconsin Project), 5.75% due 6/01/2034                    1,280

Puerto Rico--2.7%

    5,725    Puerto Rico Commonwealth, Public Improvement, GO,
               5.125% due 7/01/2030 (f)                                   5,951
    1,010    Puerto Rico Commonwealth, Public Improvement, GO,
               Refunding, Series B, 5.25% due 7/01/2032                   1,040
    1,200    Puerto Rico Electric Power Authority, Power Revenue
               Bonds, Series TT, 5% due 7/01/2037                         1,216

             Total Municipal Bonds
             (Cost--$457,821)--153.0%                                   469,256



             Municipal Bonds Held in Trust (m)

Arkansas--4.1%

   12,210    Arkansas State Development Finance Authority,
               M/F Mortgage Revenue Refunding Bonds, Series C,
               5.35% due 12/01/2035 (d)(i)                               12,480

California--1.0%

    3,000    Port of Oakland, California, Revenue Bonds, AMT,
               Series K, 5.75% due 11/01/2021 (c)                         3,117



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007



Schedule of Investments (continued)                              (In Thousands)


     Face
   Amount    Municipal Bonds Held in Trust (m)                         Value

Florida--2.7%

$   8,400    Miami-Dade County, Florida, Aviation Revenue
               Refunding Bonds (Miami International Airport),
               AMT, Series A, 5%, due 10/01/2040 (n)                 $    8,404

Illinois--2.6%

    7,300    Chicago, Illinois, O'Hare International Airport
               Revenue Bonds, Third Lien, AMT, Series B-2,
               6% due 1/01/2029 (n)                                       7,905

Michigan--3.4%

             Michigan State Strategic Fund, Limited Obligation
               Revenue Refunding Bonds (Detroit Edison Company
               Pollution Control Project), AMT (n):
    2,000       Series A, 5.50% due 6/01/2030                             2,090
    5,000       Series C, 5.65% due 9/01/2029                             5,201
    3,000    Saint Clair County, Michigan, Economic Revenue
               Refunding Bonds (Detroit Edison Co. Project),
               Series AA, 6.40% due 8/01/2024 (a)                         3,124

New York--2.3%

    6,750    New York City, New York, Sales Tax Asset Receivable
               Corporation Revenue Bonds, Series A, 5.25%
               due 10/15/2027 (a)                                         7,157



     Face
   Amount    Municipal Bonds Held in Trust (m)                         Value

Texas--5.4%

$  16,000    Dallas-Fort Worth, Texas, International Airport Revenue
               Bonds, AMT, Series A, 5.50% due 11/01/2033 (i)        $   16,619

             Total Municipal Bonds Held in Trust
             (Cost--$66,523)--21.5%                                      66,097



   Shares
     Held    Short-Term Securities

      320    Merrill Lynch Institutional Tax-Exempt Fund,
               3.67% (h)(o)                                                 320

             Total Short-Term Securities
             (Cost--$320)--0.1%                                             320

Total Investments (Cost--$524,664*)--174.6%                             535,673
Other Assets Less Liabilities--2.6%                                       7,920
Liability for Trust Certificates, Including Interest
  Expense Payable--(10.5%)                                             (32,229)
Preferred Stock, at Redemption Value--(66.7%)                         (204,595)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  306,769
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of September 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       493,742
                                                    ===============
    Gross unrealized appreciation                   $        11,723
    Gross unrealized depreciation                           (1,622)
                                                    ---------------
    Net unrealized appreciation                     $        10,101
                                                    ===============

(a) AMBAC Insured.

(b) Assured Guaranty Insured.

(c) FGIC Insured.

(d) FHA Insured.

(e) FNMA/GNMA Collateralized.

(f) FSA Insured.

(g) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net        Dividend
    Affiliate                                       Activity      Income

    Merrill Lynch Institutional Tax-Exempt Fund     (4,296)        $340


(i) MBIA Insured.

(j) Prerefunded.

(k) Radian Insured.

(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(m) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of municipal bonds held in trust.

(n) XL Capital Insured.

(o) Represents the current yield as of September 30, 2007.

(p) FHLMC Collateralized.

    See Notes to Financial Statements.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007


Statement of Net Assets

As of September 30, 2007
Assets

Investments in unaffiliated securities, at value
(identified cost--$524,343,211)                                                                                   $   535,353,053
Investments in affiliated securities, at value
(identified cost--$320,317)                                                                                               320,317
Cash                                                                                                                      345,383
Interest receivable                                                                                                     7,462,726
Securities sold receivable                                                                                              1,540,903
Prepaid expenses                                                                                                            3,529
                                                                                                                  ---------------
Total assets                                                                                                          545,025,911
                                                                                                                  ---------------

Liabilities

Trust certificates                                                                                                     31,830,000
Dividends payable to Common Stock shareholders                                                                          1,117,622
Interest expense and fees payable                                                                                         398,678
Investment adviser payable                                                                                                210,990
Other affiliates payable                                                                                                    2,310
Accrued expenses                                                                                                          102,981
                                                                                                                  ---------------
Total liabilities                                                                                                      33,662,581
                                                                                                                  ---------------

Preferred Stock

Preferred Stock, at redemption value, par value $.10 per share
(2,100 Series A Shares, 2,100 Series B Shares and 3,980
Series C Shares of AMPS*, authorized, issued and outstanding
at $25,000 per share liquidation preference)                                                                          204,594,791
                                                                                                                  ---------------

Net Assets Applicable to Common Stock

Net assets applicable to Common Stock                                                                             $   306,768,539
                                                                                                                  ===============

Analysis of Net Assets Applicable to Common Stock

Undistributed investment income--net                                                                              $     1,649,057
Accumulated realized capital losses--net                                                                             (15,724,309)
Unrealized appreciation--net                                                                                           11,009,842
                                                                                                                  ---------------
Total accumulated losses--net                                                                                         (3,065,410)
Common Stock, par value $.10 per share (22,352,426 shares
issued and outstanding)                                                                                                 2,235,243
Paid-in capital in excess of par                                                                                      307,598,706
                                                                                                                  ---------------
Total--Equivalent to $13.72 net asset value per share of
Common Stock (market price--$12.39)                                                                               $   306,768,539
                                                                                                                  ===============

  * Auction Market Preferred Stock.

    See Notes to Financial Statements.



Statement of Operations

For the Year Ended September 30, 2007
Investment Income

Interest                                                                                                          $    26,030,731
Dividends from affiliates                                                                                                 339,612
                                                                                                                  ---------------
Total income                                                                                                           26,370,343
                                                                                                                  ---------------

Expenses

Investment advisory fees                                                                                                2,831,673
Interest expense and fees                                                                                               1,151,782
Commission fees                                                                                                           521,380
Accounting services                                                                                                       158,040
Professional fees                                                                                                          83,760
Transfer agent fees                                                                                                        60,099
Printing and shareholder reports                                                                                           51,114
Custodian fees                                                                                                             29,588
Directors' fees and expenses                                                                                               24,731
Pricing fees                                                                                                               20,647
Listing fees                                                                                                                9,436
Other                                                                                                                      57,005
                                                                                                                  ---------------
Total expenses before waiver and reimbursement                                                                          4,999,255
Waiver and reimbursement of expenses                                                                                    (220,257)
                                                                                                                  ---------------
Total expenses after waiver and reimbursement                                                                           4,778,998
                                                                                                                  ---------------
Investment income--net                                                                                                 21,591,345
                                                                                                                  ---------------

Realized and Unrealized Gain (Loss)--Net

Realized gain (loss) on:
     Investments--net                                                                                                   2,069,420
     Forward interest rate swaps--net                                                                                   (616,000)
                                                                                                                  ---------------
                                                                                                                        1,453,420
                                                                                                                  ---------------
Change in unrealized appreciation/depreciation on:
     Investments--net                                                                                                (11,557,931)
     Forward interest rate swaps--net                                                                                     260,075
                                                                                                                  ---------------
                                                                                                                     (11,297,856)
                                                                                                                  ---------------
Total realized and unrealized loss--net                                                                               (9,844,436)
                                                                                                                  ---------------

Dividends to Preferred Stock Shareholders

Investment income--net                                                                                                (7,380,240)
                                                                                                                  ---------------
Net Increase in Net Assets Resulting from Operations                                                              $     4,366,669
                                                                                                                  ===============

See Notes to Financial Statements.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007


Statements of Changes in Net Assets

                                                                                                       For the Year Ended
                                                                                                         September 30,
Increase (Decrease) in Net Assets:                                                                   2007                2006

Operations

Investment income--net                                                                         $    21,591,345    $    20,844,142
Realized gain--net                                                                                   1,453,420          1,337,449
Change in unrealized appreciation/depreciation--net                                               (11,297,856)          (801,023)
Dividends to Preferred Stock shareholders                                                          (7,380,240)        (6,534,409)
                                                                                               ---------------    ---------------
Net increase in net assets resulting from operations                                                 4,366,669         14,846,159
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

Investment income--net                                                                            (13,813,799)       (16,674,910)
                                                                                               ---------------    ---------------
Net decrease in net assets resulting from dividends to Common Stock shareholders                  (13,813,799)       (16,674,910)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

Total decrease in net assets applicable to Common Stock                                            (9,447,130)        (1,828,751)
Beginning of year                                                                                  316,215,669        318,044,420
                                                                                               ---------------    ---------------
End of year*                                                                                   $   306,768,539    $   316,215,669
                                                                                               ===============    ===============
  * Undistributed investment income--net                                                       $     1,649,057    $     1,251,751
                                                                                               ===============    ===============
    See Notes to Financial Statements.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007


Financial Highlights

The following per share data and ratios have been derived                     For the Year Ended September 30,
from information provided in the financial statements.        2007          2006            2005          2004           2003
Per Share Operating Performance

Net asset value, beginning of year                        $     14.15    $     14.23    $     14.41    $     14.37    $     14.48
                                                          -----------    -----------    -----------    -----------    -----------
Investment income--net*                                           .97            .93            .97           1.00           1.02
Realized and unrealized gain (loss)--net                        (.45)            .03          (.09)         --++++          (.17)
Dividends to Preferred Stock shareholders from
investment income--net                                          (.33)          (.29)          (.18)          (.09)          (.10)
                                                          -----------    -----------    -----------    -----------    -----------
Total from investment operations                                  .19            .67            .70            .91            .75
                                                          -----------    -----------    -----------    -----------    -----------
Less dividends to Common Stock shareholders from
investment income--net                                          (.62)          (.75)          (.88)          (.87)          (.86)
                                                          -----------    -----------    -----------    -----------    -----------
Net asset value, end of year                              $     13.72    $     14.15    $     14.23    $     14.41    $     14.37
                                                          ===========    ===========    ===========    ===========    ===========
Market price per share, end of year                       $     12.39    $     12.96    $     13.90    $     13.25    $     13.13
                                                          ===========    ===========    ===========    ===========    ===========


Total Investment Return++

Based on net asset value per share                              1.73%          5.19%          5.35%          7.12%          5.95%
                                                          ===========    ===========    ===========    ===========    ===========
Based on market price per share                                  .31%        (1.37%)         11.92%          7.80%          3.45%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of waiver and reimbursement and
excluding interest expense and fees**                           1.17%          1.16%          1.15%          1.12%          1.14%
                                                          ===========    ===========    ===========    ===========    ===========
Total expenses, net of waiver and reimbursement**               1.54%          1.57%          1.32%          1.17%          1.21%
                                                          ===========    ===========    ===========    ===========    ===========
Total expenses**                                                1.61%          1.64%          1.38%          1.27%          1.30%
                                                          ===========    ===========    ===========    ===========    ===========
Total investment income--net**                                  6.94%          6.70%          6.72%          6.93%          7.19%
                                                          ===========    ===========    ===========    ===========    ===========
Amount of dividends to Preferred Stock shareholders             2.37%          2.10%          1.27%           .63%           .69%
                                                          ===========    ===========    ===========    ===========    ===========
Investment income--net, to Common Stock shareholders            4.57%          4.60%          5.45%          6.30%          6.50%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders                       3.62%          3.20%          1.99%           .99%          1.08%
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

Net assets applicable to Common Stock, end of year
(in thousands)                                            $   306,769    $   316,216    $   318,044    $   322,072    $   321,270
                                                          ===========    ===========    ===========    ===========    ===========
Preferred Stock outstanding at liquidation preference,
end of year (in thousands)                                $   204,500    $   204,500    $   204,500    $   204,500    $   204,500
                                                          ===========    ===========    ===========    ===========    ===========
Portfolio turnover                                                43%            35%            46%            45%            50%
                                                          ===========    ===========    ===========    ===========    ===========

Leverage

Asset coverage per $1,000                                 $     2,500    $     2,546    $     2,555    $     2,575    $     2,571
                                                          ===========    ===========    ===========    ===========    ===========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net                          $       908    $       797    $       505    $       253    $       268
                                                          ===========    ===========    ===========    ===========    ===========
Series B--Investment income--net                          $       893    $       792    $       494    $       241    $       267
                                                          ===========    ===========    ===========    ===========    ===========
Series C--Investment income--net                          $       904    $       804    $       504    $       251    $       271
                                                          ===========    ===========    ===========    ===========    ===========

      * Based on average shares outstanding.

     ** Do not reflect the effect of dividends to Preferred Stock shareholders.

     ++ Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

   ++++ Amount is less than $.01 per share.

        See Notes to Financial Statements.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007



Notes to Financial Statements


1. Significant Accounting Policies:
BlackRock Muniholdings Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Effective September 4, 2007, exchange-traded options are valued at the mean price and previously at the last sale price. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through the exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007



Notes to Financial Statements (continued)


(c) Municipal bonds held in trust--The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At September 30, 2007, the aggregate value of the underlying municipal securities transferred to TOBs was $66,096,779, the related liability for the trust certificates was $31,830,000 and the range of interest rates was 3.687% to 3.795%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investment in TOB Residuals likely will adversely affect the Fund's investment income - net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share. While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards
No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(h) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $6,137,252 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses as a result of a permanent difference attributable to the expiration of a capital loss carryforward. This reclassification has no effect on net assets or net asset values per share.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007



Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Manager"), an indirect wholly owned subsidiary of BlackRock, Inc. Merrill Lynch & Co., Inc. and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid by the Fund to the Manager.

The Manager has agreed to waive its management fee on the proceeds of Preferred Stock that exceeds 35% of the Fund's total net assets. For the year ended September 30, 2007, the Manager earned fees of $2,831,673, of which $200,897 was waived. In addition, the Manager has agreed to reimburse its advisory fee by the amount of advisory fees the Fund pays to the Manager indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the year ended September 30, 2007, the Manager reimbursed the Fund in the amount of $19,360.

For the year ended September 30, 2007, the Fund reimbursed Fund Asset Management. L.P. $10,645 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2007 were $245,922,124 and $233,422,505, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.


Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at September 30, 2007 were as follows:
Series A, 4.00%; Series B, 4.00%; and Series C, 4.00%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended September 30, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated earned $186,241 as commissions.


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.050000 per share on November 1, 2007 to shareholders of record on October 15, 2007.

The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 was as follows:


                                               9/30/2007        9/30/2006

Distributions paid from:
Tax-exempt income                          $  21,194,039    $  23,209,319
                                           -------------    -------------
Total distributions                        $  21,194,039    $  23,209,319
                                           =============    =============


As of September 30, 2007, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt income - net                       $     641,011
Undistributed long-term capital gains-net                              --
                                                            -------------
Total undistributed earnings - net                                641,011
Capital loss carryforward                                   (11,825,789)*
Unrealized gains - net                                        8,119,368**
                                                            -------------
Total accumulated losses - net                              $ (3,065,410)
                                                            =============

 * On September 30, 2007, the Fund had a net capital loss carryforward of $11,825,789, of which, $11,519,686 expires in 2008 and $306,103 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the deferral of post-October capital losses for tax purposes and the difference between the book and tax treatment of residual interests in tender option bond trusts.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007



Notes to Financial Statements (concluded)


6. Restatement Information:
Subsequent to the initial issuance of its September 30,2006 financial statements, the Fund determined that the criteria for sale accounting in FAS 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. As a result, certain financial highlights for each of the three years in the period ended September 30, 2005 have been restated to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.


Financial Highlights

For the Years Ended September 30, 2005, 2004 and 2003

                                                               2005                     2004                    2003

                                                       Previously              Previously              Previously
                                                        Reported   Restated     Reported   Restated     Reported     Restated
Total expenses, net of waiver and reimbursement**       1.15%        1.32%         1.12%     1.17%        1.14%        1.21%
Total expenses**                                        1.21%        1.38%         1.21%     1.27%        1.23%        1.30%
Portfolio turnover                                     58.19%          46%        45.89%       45%       52.00%          50%

  ** Do not reflect the effect of dividends to Preferred Stock shareholders.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock MuniHoldings Insured Fund II, Inc.:

We have audited the accompanying statements of net assets, including the schedule of investments, of BlackRock MuniHoldings Insured Fund II, Inc. (the "Fund") as of September 30, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended September 30, 2005 (before the restatement described in Note 6) were audited by other auditors whose report, dated November 9, 2005, expressed a qualified opinion on those financial highlights because of the errors described in Note 6.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of BlackRock MuniHoldings Insured Fund II, Inc. referred to above, present fairly, in all material respects, its financial position as of September 30, 2007, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

We also have audited the adjustments, applied by management, to restate certain financial highlights for each of the three years in the period ended September 30, 2005 to correct the errors described in Note 6. These adjustments are the responsibility of the Fund's management. The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjustments are appropriate and have been properly applied, in all material respects, to the restated financial highlights for each of the three years in the period ended September 30, 2005. We did not perform any audit procedures designed to assess whether any additional adjustments to such financial highlights might be necessary in order for such financial highlights to be presented in conformity with generally accepted accounting principles. In our opinion, the adjustments to the financial highlights for each of the three years in the period ended September 30, 2005 described in Note 6 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to such financial highlights other than with respect to the adjustments described in Note 6 and, accordingly, we do not express an opinion or any other form of assurance on such financial highlights.


Deloitte & Touche LLP
Princeton, New Jersey

November 28, 2007



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007



Automatic Dividend Reinvestment Plan


How the Plan Works--The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010,
Telephone: 800-426-5523.



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007


Officers and Directors as of September 30, 2007

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in
                        Position(s)  Length of                                                   Fund Complex   Other Public
Name, Address           Held with    Time                                                        Overseen by    Directorships
and Year of Birth       Fund         Served     Principal Occupation(s) During Past 5 Years      Director       Held by Director
Interested Director

Robert C. Doll, Jr.*    Fund         2005 to    Vice Chairman and Director of BlackRock, Inc.,   120 Funds      None
P.O. Box 9011           President    2007       Global Chief Investment Officer for Equities,    161 Portfolios
Princeton, NJ           and                     Chairman of the BlackRock Retail Operating
08543-9011              Director                Committee, and member of the BlackRock Executive
1954                                            Committee since 2006; President of the funds
                                                advised by Merrill Lynch Investment
                                                Managers, L.P. ("MLIM") and its affiliates
                                                ("MLIM/FAM-advised funds") from 2005 to 2006
                                                and Chief Investment Officer thereof from 2001
                                                to 2006; President of MLIM and Fund Asset
                                                Management, L.P. ("FAM") from 2001 to 2006;
                                                Co-Head (Americas Region) thereof from 2000
                                                to 2001 and Senior Vice President from 1999 to
                                                2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") and
                                                President of Princeton Administrators, L.P.
                                                ("Princeton Administrators") from 2001 to 2006;
                                                Chief Investment Officer of OppenheimerFunds,
                                                Inc. in 1999 and Executive Vice President
                                                thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the
   Investment Company Act, of the Fund based on his positions with BlackRock, Inc.
   and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


James H. Bodurtha**     Director     2002 to    Director, The China Business Group, Inc. since   37 Funds       None
P.O. Box 9095                        2007       1996 and Executive Vice President thereof from   57 Portfolios
Princeton, NJ                                   1996 to 2003; Chairman of the Board, Berkshire
08543-9095                                      Holding Corporation since 1980; Partner, Squire,
1944                                            Sanders & Dempsey (a law firm) from 1980 to 1993.


Kenneth A. Froot        Director     2005 to    Professor, Harvard University since 1992;        37 Funds       None
P.O. Box 9095                        2007       Professor, Massachusetts Institute of            57 Portfolios
Princeton, NJ                                   Technology from 1986 to 1992.
08543-9095
1957


Joe Grills**            Director     1999 to    Member of the Committee of Investment of         37 Funds       Kimco Realty
P.O. Box 9095                        2007       Employee Benefit Assets of the Association of    57 Portfolios  Corporation
Princeton, NJ                                   Financial Professionals ("CIEBA") since 1986;
08543-9095                                      Member of CIEBA's Executive Committee since 1988
1935                                            and its Chairman from 1991 to 1992; Assistant
                                                Treasurer of International Business Machines
                                                Corporation ("IBM") and Chief Investment Officer
                                                of IBM Retirement Funds from 1986 to 1993;
                                                Member of the Investment Advisory Committee of
                                                the State of New York Common Retirement Fund
                                                from 1989 to 2006; Member of the Investment
                                                Advisory Committee of the Howard Hughes Medical
                                                Institute from 1997 to 2000; Director, Duke
                                                University Management Company from 1992 to 2004,
                                                Vice Chairman thereof from 1998 to 2004, and
                                                Director Emeritus thereof since 2004; Director,
                                                LaSalle Street Fund from 1995 to 2001; Director,
                                                Kimco Realty Corporation since 1997; Member of
                                                the Investment Advisory Committee of the
                                                Virginia Retirement System since 1998, Vice
                                                Chairman thereof from 2002 to 2005, and
                                                Chairman thereof since 2005; Director,
                                                Montpelier Foundation since 1998, its Vice
                                                Chairman from 2000 to 2006, and Chairman,
                                                thereof, since 2006; Member of the Investment
                                                Committee of the Woodberry Forest School since
                                                2000; Member of the Investment Committee of
                                                the National Trust for Historic Preservation
                                                since 2000.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007


Officers and Directors (concluded)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in
                        Position(s)  Length of                                                   Fund Complex   Other Public
Name, Address           Held with    Time                                                        Overseen by    Directorships
and Year of Birth       Fund         Served     Principal Occupation(s) During Past 5 Years      Director       Held by Director
Independent Directors* (concluded)


Herbert I. London       Director     2002 to    Professor Emeritus, New York University since    37 Funds       AIMS Worldwide,
P.O. Box 9095                        2007       2005; John M. Olin Professor of Humanities,      57 Portfolios  Inc.
Princeton, NJ                                   New York University from 1993 to 2005; and
08543-9095                                      Professor thereof from 1980 to 2005; President,
1939                                            Hudson Institute since 1997 and Trustee thereof
                                                since 1980; Dean, Gallatin Division of New York
                                                University from 1976 to 1993; Distinguished Fellow,
                                                Herman Kahn Chair, Hudson Institute from 1984 to
                                                1985; Chairman of the Board of Directors of Vigilant
                                                Research, Inc. since 2006; Member of the Board
                                                of Directors for Grantham University since 2006;
                                                Director of AIMS Worldwide, Inc. since 2006;
                                                Director of Reflex Security since 2006; Director
                                                of InnoCentive, Inc. since 2006; Director of Cerego,
                                                LLC since 2005; Director, Damon Corp. from 1991 to
                                                1995; Overseer, Center for Naval Analyses from 1983
                                                to 1993.


Roberta Cooper Ramo     Director     2002 to    Shareholder, Modrall, Sperling, Roehl, Harris    37 Funds       None
P.O. Box 9095                        2007       & Sisk, P.A. since 1993; President, American     57 Portfolios
Princeton, NJ                                   Bar Association from 1995 to 1996 and Member of
08543-9095                                      the Board of Governors thereof from 1994 to 1997;
1942                                            Shareholder, Poole, Kelly and Ramo, Attorneys
                                                at Law P.C. from 1977 to 1993; Director of ECMC
                                                Group (service provider to students, schools and
                                                lenders) since 2001; Director, United New Mexico
                                                Bank (now Wells Fargo) from 1983 to 1988; Director,
                                                First National Bank of New Mexico (now Wells Fargo)
                                                from 1975 to 1976; Vice President, American Law
                                                Institute from 2004 to 2007 and President elect
                                                thereof since 2007.


Robert S. Salomon, Jr.  Director     1999 to    Principal of STI Management (investment          37 Funds       None
P.O. Box 9095                        present    adviser) from 1994 to 2005; Chairman and CEO     57 Portfolios
Princeton, NJ                                   of Salomon Brothers Asset Management Inc. from
08543-9095                                      1992 to 1995; Chairman of Salomon Brothers
1936                                            Equity Mutual Funds from 1992 to 1995; regular
                                                columnist with Forbes Magazine from 1992 to
                                                2002; Director of Stock Research and U.S.
                                                Equity Strategist at Salomon Brothers Inc. from
                                                1975 to 1991; Trustee, Commonfund from 1980 to 2001.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board of Directors and the Audit Committee.



Fund Officers*
Donald C. Burke         Vice         1993 to    Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011           President    present    Lynch Investment Managers, L.P.("MLIM") and Fund Asset Management, L.P. ("FAM")
Princeton, NJ           and          and        in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
08543-9011              Treasurer    1999 to    thereof from 1999 to 2006); Vice President of MLIM and FAM from 1990 to 1997.
1960                                 2007


Karen Clark             Chief        2007       Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011           Compliance              BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton, NJ           Officer                 2007; Principal and Senior Compliance Officer, State Street Global Advisors,
08543-9011                                      from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998
1965                                            to 2001; and Branch Chief, Division of Investment Management and Office of
                                                Compliance Inspections and Examinations, U.S. Securities and Exchange
                                                Commission, from 1993 to 1998.


Howard Surloff          Secretary    2007 to    Managing Director, of BlackRock Inc., and  General Counsel of U.S. Funds at
P.O. Box 9011                        present    BlackRock, Inc since 2006. General Counsel (U.S.) of Goldman Sachs Asset
Princeton, NJ                                   Management from 1993 to 2006.
08543-9011
1965


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Common Stock:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010


Preferred Stock:
The Bank of New York
101 Barclay Street--7 West
New York, NY 10286



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007



Proxy Results


During the six-month period ended September 30, 2007, the Common Stock and Auction Market Preferred Stock (Series A-C) shareholders of BlackRock MuniHoldings Insured Fund II, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:



                                                                                    Shares Voted        Shares Withheld
                                                                                        For               From Voting
To elect the Fund's Directors:               G. Nicholas Beckwith, III               20,036,766             987,315
                                             Richard E. Cavanagh                     20,041,099             982,982
                                             Richard S. Davis                        20,037,099             986,982
                                             Kent Dixon                              20,041,099             982,982
                                             Kathleen F. Feldstein                   20,039,992             984,088
                                             James T. Flynn                          20,043,299             980,782
                                             Henry Gabbay                            20,422,548             601,533
                                             Jerrold B. Harris                       20,041,099             982,982
                                             R. Glenn Hubbard                        20,040,898             983,183
                                             Karen P. Robards                        20,042,724             981,356
                                             Robert S. Salomon, Jr.                  20,043,299             980,782



During the six-month period ended September 30, 2007, the Auction Market Preferred Stock shareholders (Series A-C) of BlackRock MuniHoldings Insured Fund II, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:



                                                                                    Shares Voted        Shares Withheld
                                                                                        For               From Voting
To elect the Fund's Directors:               Frank J. Fabozzi                          7,410                  126
                                             W. Carl Kester                            7,411                  125




Fund Certification


In May 2007, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Important Tax Information


All of the net investment income distributions paid by BlackRock MuniHoldings Insured Fund II, Inc. during the taxable year ended September 30, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms

N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.


BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2007


Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

           Joe Grills (term ended effective November 1, 2007) Robert S. Salomon, Jr.
           Kent Dixon (term began effective November 1, 2007)
           Frank J. Fabozzi (term began effective November 1, 2007)
           W. Carl Kester (term began effective November 1, 2007) James T. Flynn (term began effective November 1, 2007) Karen P. Robards (term began effective November 1, 2007)

           The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to
           Item 3(c)(4) of Form N-CSR.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.
           Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of one publicly held company and a non-profit organization.

           Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -   Principal Accountant Fees and Services


                      (a) Audit Fees       (b) Audit-Related Fees (1)        (c) Tax Fees (2)       (d) All Other Fees (3)

                  Current      Previous       Current      Previous       Current      Previous      Current       Previous
                Fiscal Year  Fiscal Year    Fiscal Year  Fiscal Year    Fiscal Year  Fiscal Year   Fiscal Year   Fiscal Year
Entity Name         End          End            End          End            End          End           End           End
BlackRock
MuniHoldings      $53,350      $32,000         $3,500       $3,500         $6,100       $6,000        $1,042          $0
Insured Fund II,
Inc.

(1) The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements notincluded in Audit Fees.

(2) The nature of the services include tax compliance, tax advice and tax planning.

(3) The nature of the services include a review of compliance procedures and attestation thereto.


           (e)(1) Audit Committee Pre-Approval Policies and Procedures:
                 The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
           a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

           (f) Not Applicable

           (g) Affiliates' Aggregate Non-Audit Fees:

                                               Current          Previous
                                             Fiscal Year      Fiscal Year
            Entity Name                          End              End

            BlackRock MuniHoldings
            Insured Fund II, Inc.              $295,142        $3,059,750


           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           James H. Bodurtha (term ended effective November 1, 2007) Kenneth A. Froot (term ended effective November 1, 2007) Joe Grills (term ended effective November 1, 2007)
           Herbert I. London (term ended effective November 1, 2007) Roberta Cooper Ramo (term ended effective November 1, 2007) Robert S. Salomon, Jr.
           Kent Dixon (term began effective November 1, 2007)
           Frank J. Fabozzi (term began effective November 1, 2007)
           W. Carl Kester (term began effective November 1, 2007) James T. Flynn (term began effective November 1, 2007) Karen P. Robards (term began effective November 1, 2007)

           The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to
           Item 3(c)(4) of Form N-CSR.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.
           Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of one publicly held company and a non-profit organization.

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies and Procedures of the adviser and sub-adviser are attached hereto as Exhibit 99.PROXYPOL.


                   Proxy Voting Policies and Procedures


                       For BlackRock Advisors, LLC
          And Its Affiliated SEC Registered Investment Advisers

                            September 30, 2006


Table of Contents                                              Page

Introduction
Scope of Committee Responsibilities
Special Circumstances
Voting Guidelines
Boards of Directors
Auditors
Compensation and Benefits
Capital Structure
Corporate Charter and By-Laws
Corporate Meetings
Investment Companies
Environmental and Social Issues
Notice to Clients



                   Proxy Voting Policies and Procedures


       These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances. (2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

       When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent.
Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests, (3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA"). (4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. (5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.


(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3,
    2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.


       Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

       In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients. (6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.


(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.


I.     Scope of Committee Responsibilities

       The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts. (7)

       The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

       The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers). (8)

       While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.


(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.


       The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2. (9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

       The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

       To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.


(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.


II     Special Circumstances

       Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

       Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

       Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

       As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

       Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

       Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

       * The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

       * if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.


(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.


III.   Voting Guidelines

       The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.


A.     Boards of Directors

       These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

       The Committee's general policy is to vote:

#      VOTE and DESCRIPTION

A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who

       * have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

       * voted to implement or renew a "dead-hand" poison pill

       * ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

       * failed to act on takeover offers where the majority of the shareholders have tendered their shares

       * are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

       * on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

       * sit on more than six boards of public companies

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5    AGAINST proposals supporting cumulative voting

A.6    FOR proposals eliminating cumulative voting

A.7    FOR proposals supporting confidential voting

A.8    FOR proposals seeking election of supervisory board members

A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10   AGAINST shareholder proposals for term limits for directors

A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17   FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21 FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly


B.     Auditors

       These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

       The Committee's general policy is to vote:

B.1    FOR approval of independent auditors, except for

       * auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

       * auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation

       * on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company

B.2    FOR proposals seeking authorization to fix the remuneration of auditors

B.3    FOR approving internal statutory auditors

B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years


C.     Compensation and Benefits

       These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

       The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2    FOR proposals to eliminate retirement benefits for outside directors

C.3    AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5    AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8    AGAINST proposals seeking to pay outside directors only in stock

C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10 AGAINST proposals to ban all future stock or stock option grants to executives

C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy

C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation


D.     Capital Structure

       These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

       The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital

D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3    FOR management proposals approving share repurchase programs

D.4    FOR management proposals to split a company's stock

D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).


E.     Corporate Charter and By-Laws

       These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

       The Committee's general policy is to vote:

E.1    AGAINST proposals seeking to adopt a poison pill

E.2    FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4    FOR management proposals to change the company's name


F.     Corporate Meetings

       These are routine proposals relating to various requests regarding the formalities of corporate meetings.

       The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2 FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5    FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8    FOR proposals appointing inspectors of elections

F.9    FOR proposals electing a chair of the meeting

F.10   FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11   AGAINST proposals to require rotating sites for shareholder meetings


G.     Investment Companies

       These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

       The Committee's general policy is to vote:

G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who

       * have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

       * ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

       * are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

       * on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2    FOR the establishment of new series or classes of shares

G.3 AGAINST proposals to change a fund's investment objective to nonfundamental

G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6    FOR classified boards of closed-end investment companies


H.     Environmental and Social Issues

       These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

       The Committee's general policy is to vote:

H.1 AGAINST proposals seeking to have companies adopt international codes of conduct

H.2 AGAINST proposals seeking to have companies provide non-required reports on:

       * environmental liabilities;

       * bank lending policies;

       * corporate political contributions or activities;

       * alcohol advertising and efforts to discourage drinking by minors;

       * costs and risk of doing business in any individual country;

       * involvement in nuclear defense systems


H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4    AGAINST proposals seeking implementation of the CERES principles


       Notice to Clients

       BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

       BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

       These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.


(11) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.


Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.


Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of September 30, 2007.

           (a)(1) BlackRock MuniHoldings Insured Fund II, Inc. is managed by a team of investment professionals comprised of Robert D. Sneeden, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Sneeden is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Sneeden has been the Fund's portfolio manager since 2006.

           Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. Sneeden joined BlackRock in 2006. Prior to joining BlackRock, he was a Director (Municipal Tax-Exempt Fund Management) of MLIM since 2006 and was a Vice President of MLIM from 1998 to 2006. Mr. Sneeden has been a portfolio manager with BlackRock or MLIM since 1994.

           (a)(2)  As of September 30, 2007:


                                                                            (iii) Number of Other Accounts and
                    (ii) Number of Other Accounts Managed                    Assets for Which Advisory Fee is
                          and Assets by Account Type                                Performance-Based

                            Other                                          Other
       (i) Name of        Registered    Other Pooled                     Registered    Other Pooled
       Portfolio          Investment     Investment       Other          Investment     Investment       Other
       Manager            Companies       Vehicles       Accounts        Companies       Vehicles       Accounts
       Robert D.
       Sneeden                     12              0         0               0                    0          0
                      $ 2,602,135,900    $         0        $0              $0          $         0         $0

       Walter
       O'Connor                    80              0         0               0                    0          0
                      $28,425,901,286    $         0        $0              $0          $         0         $0

       Theodore R.
       Jaeckel, Jr.                80              1         0               0                    1          0
                      $28,425,901,286    $27,215,989        $0              $0          $27,215,989         $0

         (iv) Potential Material Conflicts of Interest


           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide
           BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3)  As of September 30, 2007:

               The portfolio manager compensation program of BlackRock, Inc. and its affiliates (collectively, herein "BlackRock") is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

           Performance-Based Compensation

               BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

               BlackRock's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to the appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. For these purposes, the performance of the Fund is compared to the Lipper Closed-end Insured Leveraged Municipal Debt Funds classification. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

           Cash Bonus

               Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

           Stock Bonus

               A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of BlackRock, Inc. (the "Company"). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers, therefore, have a direct incentive to protect the Company's reputation for integrity.

           Other Benefits

               Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.


           (a)(4)  Beneficial Ownership of Securities.    As of September 30,
                   2007, none of Messrs. Sneeden, Jaeckel or O'Connor beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock MuniHoldings Insured Fund II, Inc.


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Executive Officer (principal executive officer) of
       BlackRock MuniHoldings Insured Fund II, Inc.


Date: November 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Executive Officer (principal executive officer) of
       BlackRock MuniHoldings Insured Fund II, Inc.


Date: November 20, 2007


By:    /s/ Neal J. Andrews
       -------------------
       Neal J. Andrews,
       Chief Financial Officer (principal financial officer) of
       BlackRock MuniHoldings Insured Fund II, Inc.


Date: November 20, 2007